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                                                                   Exhibit 10.14

                                 LOAN AGREEMENT


                                     between


                    MISSISSIPPI BUSINESS FINANCE CORPORATION

                                       and

                        PREMIER ENTERTAINMENT BILOXI LLC

                                  ------------

                                 January 1, 2004

                                  ------------

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                                TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS
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
SECTION 1.01.    Definitions....................................................2

                                   ARTICLE II

                                 REPRESENTATIONS

SECTION 2.01.    Representations of the Issuer..................................12
SECTION 2.02.    Representations of Company.....................................12

                                   ARTICLE III

                  COMPLETION OF PROJECT; ISSUANCE OF THE BONDS

SECTION 3.01.    Completion of Project; Best Efforts............................13
SECTION 3.02.    Issuance of Bonds..............................................14
SECTION 3.03.    Requisition for Construction Funds.............................14
SECTION 3.04.    Substitution of Equipment......................................15
SECTION 3.05.    Certificate of Completion......................................15
SECTION 3.06.    Completion of Project if Bond Proceeds Insufficient............15
SECTION 3.07.    Default by Contractors.........................................16
SECTION 3.08.    Investment of Construction Fund and Bond Fund..................16

                                   ARTICLE IV

                            ASSIGNMENT; LOAN PAYMENTS

SECTION 4.01.    Assignment of this Agreement...................................16
SECTION 4.02.    Loan Payments and the Series 2004 Note.........................16
SECTION 4.03.    Assignment to Trustee; Obligation to Make Payments Absolute....17
SECTION 4.04.    No Possession of Project By Issuer.............................17
SECTION 4.05.    Maintenance of Project.........................................17
SECTION 4.06.    Payment of Taxes and Assessments; Compliance with Law;
                   No Further Liens.............................................18
SECTION 4.07.    Operation of Project...........................................18
SECTION 4.08.    Payment of Expenses............................................18
SECTION 4.09.    Payments Continue Upon Destruction of Project..................18
SECTION 4.10.    Amendment to Agreement.........................................18
SECTION 4.11.    Release and Indemnification of Issuer and Trustee..............19
SECTION 4.12.    Insurance......................................................19
SECTION 4.13.    Condemnation...................................................20

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
SECTION 4.14.    Damage, Destruction and Eminent Domain.........................20

                                    ARTICLE V

                                SPECIAL COVENANTS

SECTION 5.01.    No Warranty as to Suitability of Project by Issuer.............20
SECTION 5.02.    Continuation of Existence of Company...........................20
SECTION 5.03.    Agreement to Cooperate.........................................21
SECTION 5.04.    Covenant by Issuer to Maintain Present Status..................21
SECTION 5.05.    Qualification in Mississippi...................................21
SECTION 5.06.    Notice of Default..............................................21
SECTION 5.07.    Company Approval of Indenture..................................21
SECTION 5.08.    Subordination..................................................21

                                   ARTICLE VI

                           ASSIGNMENT, LEASE AND SALE

SECTION 6.01.    Disposal of Project and Assets by Company; Assignment..........22
SECTION 6.02.    Assignment by Issuer...........................................22

                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

SECTION 7.01.    Events of Default..............................................23
SECTION 7.02.    Remedies.......................................................24
SECTION 7.03.    No Remedy Exclusive............................................24
SECTION 7.04.    Payment of Fees and Expenses...................................25
SECTION 7.05.    Effect of Waiver...............................................25

                                  ARTICLE VIII

                          ACCELERATION OF LOAN PAYMENTS

SECTION 8.01.    Acceleration of Loan Payments..................................25

                                   ARTICLE IX

                                  MISCELLANEOUS

SECTION 9.01.    Excess Payments................................................25
SECTION 9.02.    Notices........................................................26
SECTION 9.03.    Parties Interested.............................................26
SECTION 9.04.    Amendment to Agreement.........................................26

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
SECTION 9.05.    Counterparts...................................................27
SECTION 9.06.    Severability of Invalid Provisions.............................27
SECTION 9.08.    Further Assurances.............................................27
SECTION 9.08.    Governing Law..................................................28

EXECUTION        ...............................................................28

ACKNOWLEDGMENTS  ...............................................................29

EXHIBIT A        The Project Site...............................................A-1

EXHIBIT B        Description of Project.........................................B-1

EXHIBIT C        Promissory Note................................................C-1

EXHIBIT D        Requisition....................................................D-1

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     THIS LOAN AGREEMENT dated as of January 1, 2004 between the Mississippi
Business Finance Corporation, a public corporation (the "Issuer") organized and existing under the laws of the State of Mississippi (the "State") and Premier Entertainment Biloxi LLC, a limited liability corporation organized and existing under the laws of the State of Delaware (the "Company"),

     WITNESSETH:

     WHEREAS, the Issuer is authorized by the provisions of Section 57-10-201, et seq., Mississippi Code of 1972, as amended and supplemented (the "Act"), to, among other things, provide and finance economic development projects in order to promote, foster and support economic development within the State; and

     WHEREAS, the Issuer is further authorized to issue revenue bonds for the purpose of providing funds to pay all or a part of the cost of providing and financing the aforementioned economic development projects; and

     WHEREAS, the Issuer has duly authorized as a project under the Act by Premier Entertainment Biloxi LLC, a limited liability corporation organized and existing under the laws of the State of Delaware (the "Company"), the acquisition, construction, equipping and installation of a hotel and related improvements (as further described herein, the "Project") in the City of Biloxi, Harrison County, Mississippi; and

     WHEREAS, the Issuer has obtained from the Mississippi Department of Economic and Community Development, Certificate of Public Convenience and Necessity No. 338-MBFC dated November 20, 2003, authorizing the Issuer to issue the Series 2004 Bonds (as hereinafter defined); and

     WHEREAS, the Issuer has duly authorized the issuance of its Mississippi Business Finance Corporation Industrial Development Revenue Bonds, Series 2004 (Premier Entertainment Biloxi LLC Project) (the "Series 2004 Bonds") pursuant to the Act in the principal amount of up to $60,000,000; and

     WHEREAS, the proceeds of the Series 2004 Bonds will be lent to the Company pursuant to this Agreement; and

     WHEREAS, the proceeds of the Series 2004 Bonds will be used to finance a portion of the cost of the acquisition, construction, equipping and installation of the Project; and

     WHEREAS, to evidence its obligation to pay the amounts due under this Agreement, the Company has authorized, executed and delivered a Series 2004 Note (as hereinafter defined) to the Issuer, which Series 2004 Note the Issuer has assigned to the Trustee; and

     WHEREAS, the Issuer, at a meeting thereof duly convened and held, has duly authorized the execution and delivery of this Agreement and the Indenture and the execution and

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issuance under the Indenture of the Series 2004 Bonds upon and subject to the terms and conditions set forth in the Indenture.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, THIS AGREEMENT WITNESSETH:

     That the parties hereto, intending to be legally bound hereby and in consideration of the mutual covenants hereinafter contained, do hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

     SECTION 1.01. DEFINITIONS. The terms set forth below shall have the following meanings in this Agreement, unless the context clearly otherwise requires. Except where the context otherwise requires, words importing the singular number shall include the plural number and vice versa. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Indenture.

ACCOUNT:

     "Account" shall mean the Bond Fund, the Construction Fund, the Company Direct Disbursement Account and the Trustee Disbursement Account.

ACT:

     "Act" shall mean Section 57-10-201, et seq., Mississippi Code of 1972, as amended and supplemented.

ADDITIONAL BONDS:

     "Additional Bonds" shall mean Bonds of any Series, other than the Series 2004 Bonds, duly issued, authenticated and delivered pursuant to the Indenture.

ADDITIONAL NOTES:

     "Additional Notes" shall mean notes of any Series, other than the Series 2004 Note, duly issued and delivered pursuant to this Agreement, as amended.

ADMINISTRATION EXPENSES:

     "Administration Expenses" shall mean the reasonable and necessary fees, costs or expenses incurred or payable by the Company to the Issuer pursuant to this Agreement or the Indenture, including, but not limited to, the initial fee of the Issuer equal to $40,000, and the compensation and expenses paid to or incurred by the Trustee or any Paying Agent under this

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Agreement or the Indenture. The Administration Expenses of the Issuer and
Trustee shall be paid directly to the Issuer and Trustee, respectively, on or prior to the Initial Closing Date.

AFFILIATE:

     "Affiliate" shall mean any person, firm or corporation controlled by, or under common control with the Company and any person, firm or corporation directly or indirectly controlling the Company.

AGREEMENT:

     "Agreement" shall mean this Loan Agreement between the Issuer and the Company and any and all modifications, alterations, amendments and supplements hereto made in accordance with the provisions hereof and the Indenture.

AUTHORIZED COMPANY REPRESENTATIVE:

     "Authorized Company Representative" shall mean any person or persons at the time designated to act on behalf of the Company by a written certificate, signed on behalf of the Company by its Chief Executive Officer or its President or one of its Vice Presidents or the Project Director for the Project or other duly authorized person and furnished to the Issuer and the Trustee, containing the specimen signature of each such person.

BOND COUNSEL:

     "Bond Counsel" shall mean an attorney-at-law or a firm of attorneys, designated by the Issuer, of nationally recognized standing in matters pertaining to the issuance of bonds by states and their political subdivisions, duly admitted to the practice of law before the highest court of any state of the United States of America.

BOND COUNSEL'S OPINION:

     "Bond Counsel's Opinion" shall mean an opinion signed by Bond Counsel and satisfactory to the Issuer and the Trustee.

BOND FUND:

     "Bond Fund" shall mean the fund created under Section 6.01 of the Indenture and held by the Trustee.

BONDS:

     "Bonds" or "Bond" shall mean any Bond or all of the Bonds, as the case may be, of the Issuer authorized and issued by the Issuer, authenticated by the Trustee and delivered under the Indenture.

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     The term "outstanding", when used with reference to Bonds, shall mean, at any date as of which the amount of outstanding Bonds is to be determined, the aggregate of all Bonds authorized, issued, authenticated and delivered under the Indenture, except:

     (a) Bonds canceled or surrendered to the Trustee for cancellation pursuant to Section 2.12 of the Indenture prior to such date;

     (b) Bonds deemed to have been paid as provided in Section 14.02 of the Indenture; and

     (c) Bonds in lieu of or in substitution for which other Bonds shall have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee and the Company is presented that any such Bond is held by a bona fide Registered Owner in due course.

BUSINESS DAY:

     "Business Day" shall mean any day, other than a Saturday or Sunday, on which the Trustee has not closed and on which the payment system of the Federal Reserve System is operational.

CLOSING DATE:

     "Closing Date" shall mean each date after the Initial Closing Date on which any portion of the Series 2004 Bonds are delivered to the Purchaser in exchange for the sale price thereof.

COMPANY:

     "Company" shall mean Premier Entertainment Biloxi LLC, a limited liability corporation organized and existing under the laws of the State of Delaware, or any corporation, limited liability company, partnership or sole proprietorship which is the surviving, resulting or transferee person in any merger, consolidation or transfer of assets permitted under Section 5.02 of this Agreement and shall also mean, unless the context otherwise requires, an assignee of the Company as permitted by Section 6.01 of this Agreement.

COMPANY DIRECT DISBURSEMENT ACCOUNT:

     "Company Direct Disbursement Account" shall mean the Company Direct Disbursement Account created pursuant to Section 5.01 herein and held by the Trustee in the Construction Fund.

COMPLETION DATE:

     "Completion Date" shall mean the date of completion of the acquisition, construction, equipping and installation of the Project, as that date shall be certified pursuant to Section 5.05 of the Indenture and Section 3.05 of this Agreement.

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CONSTRUCTION FUND:

     "Construction Fund" shall mean the fund created under Section 5.01 of the Indenture and held by the Trustee, which shall contain the Trustee Disbursement Account and the Company Direct Disbursement Account.

COST:

     "Cost" or "Cost of the Project" shall mean and be deemed to include all "Costs" as that term is defined in the Act, including but not limited to the following to the extent such are incurred after the sixtieth (60th) day preceding November 19, 2003: (a) obligations of the Issuer or of the Company incurred for labor, materials, machinery, equipment and other expenses and to architects, contractors, builders and materialmen in connection with the acquisition, construction, equipping and installation of the Project and improvements thereto including, but not limited to, the cost of the acquisition and improvement of the Project Site; (b) the cost of contract or performance bonds or of other bonds and of insurance of all kinds that may be required or necessary prior to or during the course of construction, installation and equipping of the Project; (c) all costs of architectural and engineering services, including the expenses of the Issuer and the Company for test borings, surveys, test and pilot operations, estimates, plans and specifications and preliminary investigations therefor, and for supervising construction, as well as for the performance of all other duties required by or as a result of the proper construction, installation and equipping of the Project; (d) compensation and expenses of the Issuer and the Trustee, legal, accounting, financial and printing expenses, fees and all other expenses incurred in connection with the issuance of the Bonds; (e) all other costs which the Issuer or the Company shall be required to pay under the terms of any contract or contracts for the acquisition (by purchase, lease or otherwise), construction, equipping and installation of the Project; (f) any sums required to reimburse the Issuer or the Company for advances made by either of them for any of the above items, or for any other costs incurred and for work done by either of them, which are properly chargeable to the Project being acquired, constructed, installed and equipped; (g) Administration Expenses which are payable as of the Initial Closing Date; and (h) any other expenses or fees of the Issuer or the Trustee, which in the opinion of the Issuer or the Trustee, respectively, are related to the Project or the Bonds.

EQUIPMENT:

     "Equipment" shall mean those items of machinery, equipment, fixtures and other tangible personal property which (a) have been or are to be acquired and installed at or on the Project Site, (b) were acquired with, or the cost of which has been reimbursed with, proceeds of the Series 2004 Bonds and (c) are described in Exhibit B to this Agreement as the same may be changed from time to time and any item of machinery, equipment, fixtures and other tangible personal property which may be acquired and installed at or on the Project Site in substitution therefor pursuant to the provisions of this Agreement, and renewals and replacements of any of the foregoing less such property as may be released pursuant to the provisions of this Agreement or taken by the exercise of the power of eminent domain, all as they may at any time exist.

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EVENT OF DEFAULT:

     "Event of Default", "event of default", "Default" and "default" shall mean any Event of Default specified in Section 7.01 of this Agreement.

FINAL MATURITY DATE:

     "Final Maturity Date" shall mean January 1, 2014, the final maturity date of the Series 2004 Bonds.

GAAP:

     "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect on the date hereof.

GOVERNMENT OBLIGATIONS:

     "Government Obligations" shall mean any of the following which are noncallable by the issuer thereof and which at the time of investment are legal investments under the Act for the moneys proposed to be invested therein:

     (a) direct general obligations of the United States of America, or obligations the prompt payment of the principal of and interest on which are unconditionally guaranteed by the United States of America;

     (b) bonds, debentures or notes issued by any of the following federal agencies: Federal Farm Credit Banks, Federal Financing Bank or Federal National Mortgage Association (including participation certificates);

     (c) public housing bonds, temporary notes or preliminary loan notes, fully secured by contracts with the United States of America;

     (d) bonds, debentures or notes issued by any federal agency created by act of Congress of the United States of America, the payment of the principal of and interest on which are unconditionally guaranteed by the United States of America;

     (e) direct general obligations of, or obligations the payment of the principal of and interest on which are unconditionally guaranteed by the State; and

     (f) money market funds or accounts customarily utilized by the corporate trust department of the Trustee in the ordinary course of its corporate trust business and in the usual performance of its fiduciary duties, more specifically, a money market mutual funds backed by US Treasury Obligations rated AAA by Moody's and Standard & Poors.

                                        6
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INDEBTEDNESS:

     "Indebtedness" of any Person shall mean, without duplication, (i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed by such first Person, (v) all capitalized lease obligations of such Person, (vi) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vii) all obligations of such Person under interest rate management agreements and (viii) all contingent obligations of such Person; provided that Indebtedness shall not include trade payables, accrued expenses, accrued dividends and accrued income taxes, in each case arising in the ordinary course of business.

INDENTURE:

     "Indenture" shall mean the Trust Indenture, dated as of the date hereof, between the Issuer and the Trustee, pursuant to which the Bonds are to be issued and secured, as the same may be amended or supplemented from time to time in accordance with the provisions thereof.

INITIAL CLOSING DATE:

     "Initial Closing Date" shall mean the first date on which any portion of the Series 2004 Bonds is sold to the Purchaser.

INVESTMENT SECURITIES:

     "Investment Securities" shall mean any one of the following, if and to the extent the, same are at the time legal for the investment of the Issuer's funds:

     (a)     Government Obligations;

     (b) certificates of deposit, time deposits or other banking arrangements issued by any single A or better rated domestic bank, bank and trust company or national banking association, but no more than $50,000,000 in any single financial institution;

     (c) commercial paper that is rated A-1 or better by Standard & Poor's Rating Group or P-1 or P-2 by Moody s Investors Service, Inc.;

     (d) treasury or agency repurchase agreements with any single A or better rated domestic bank, bank and trust company or national banking association, including the Trustee, which shall be authorized to engage in the banking business and are a member of the Federal Reserve System;

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     (e)     investments in a money market fund as authorized by Section
91-13-8, Mississippi Code of 1972, as amended;

     (f)     any form of investment approved by the Purchaser; and

     (g) money market funds or accounts customarily utilized by the corporate trust department of the Trustee in the ordinary course of its corporate trust business and in the usual performance of its fiduciary duties.

ISSUER:

     "Issuer" shall mean the Mississippi Business Finance Corporation, constituting a public corporation of the State, its successors and assigns, and any public corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party.

LIEN:

     "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien, claim, hypothecation, assignment for security or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any liens in the nature thereof).

NET PROCEEDS:

     "Net Proceeds" shall mean the amount received by the Issuer from the sale and issuance of the Bonds. Net Proceeds shall include investment earnings on proceeds of the Bonds earned prior to the Completion Date.

NOTES:

     "Notes" shall mean the promissory notes of the Company, including the Series 2004 Note, issued pursuant to the Agreement, as the same may be amended or supplemented.

OPINION OF COUNSEL:

     "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, satisfactory to the Trustee.

PAYMENT DATE:

     "Payment Date" means, as to the Series 2004 Bonds, the Final Maturity Date and any other date on which principal is payable pursuant to the redemption provisions of Section 2.03 of the Indenture, and as to any other Series of Bonds, each date designated as a Payment Date in the applicable Supplemental Indenture.

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PERMITTED ENCUMBRANCES:

     "Permitted Encumbrances" shall mean, with respect to any Person:

     (a)     Liens, if any, granted or established by this Agreement;

     (b) Liens for taxes not yet due and payable or which are being contested in good faith by appropriate proceedings diligently pursued, provided that such provision for the payment of all such taxes known to such Person has been made on the books of such Person as may be required by GAAP;

     (c) mechanics', materialmen's, carriers', warehousemen's and similar Liens arising in the ordinary course of business and securing obligations of such Person that are not overdue for a period of more than 120 days or are being contested in good faith by appropriate proceedings diligently pursued;

     (d) Liens arising in connection with worker's compensation, unemployment insurance, old age pensions and social security benefits which are not overdue or are being contested in good faith by appropriate proceedings diligently pursued;

     (e) (i) Liens incurred in the ordinary course of business to secure the performance of statutory obligations arising in connection with progress payments or advance payments due under contracts with the United States or any foreign government or any agency thereof entered into in the ordinary course of business and (ii) Liens incurred or deposits made in the ordinary course of business to secure the performance of statutory obligations, bids, leases, fee and expense arrangements with trustees and fiscal agents and other similar obligations (exclusive of obligations incurred in connection with the borrowing of money, any lease-purchase arrangements or the payment of the deferred purchase price of property), provided that full provision for the payment of all such obligations set forth in clauses (i) and (ii) has been made on the books of such Person as may be required by GAAP;

     (f) Liens existing on the date of execution of this Agreement securing Indebtedness that is outstanding on the date of execution of this Agreement;

     (g) any Lien existing on any asset prior to the acquisition thereof by the Company or any of its subsidiaries and not created in contemplation of such acquisition;

     (h) any Lien existing on any asset of any Person at the time such Person becomes a subsidiary of the Company and not created in contemplation of such event;

     (i) any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of the foregoing clauses (f), (g) and (h), provided that the amount of such Indebtedness is not increased and is not secured by any additional assets;

     (j)     any Lien approved in writing by the holders of 100% of the Bonds;

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     (k)     any Lien securing the Senior Notes; and

     (l)     any Lien permitted under the Senior Notes Indenture.

PERSON OR PERSON:

     "Person" or "person" shall mean, as the case may be, any individual, sole proprietorship, limited liability company, corporation, partnership (including without limitation, general and limited partnerships), joint venture, association, joint stock company, trust, unincorporated organization or government, any agency or political subdivision thereof, or public corporation.

PROJECT:

     "Project" shall mean the acquisition, construction and installation of a hotel with at least 275 rooms, three restaurants and related land-based improvements in the City of Biloxi, Harrison County, Mississippi.

PROJECT SITE:

     "Project Site" shall mean the real property described in Exhibit A attached hereto and incorporated by reference herein on which the Project will be situated.

PROPERTY:

     "Property" shall mean any interest in any kind of asset, whether real, personal or mixed, or tangible or intangible.

PURCHASER:

     "Purchaser" shall mean Premier Finance Biloxi Corp., a Delaware corporation, in its capacity as the initial purchaser of the Series 2004 Bonds.

REDEMPTION PRICE:

     "Redemption Price" shall mean the principal of and accrued interest on the Series 2004 Bonds to be redeemed.

REGISTERED OWNER:

     "Registered Owner" shall mean the Person or Persons in whose name or names the particular Bond or Bonds shall be registered on the Bond Register.

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SENIOR NOTES:

     "Senior Notes" shall mean the __ % First Mortgage Notes due _____, 2012 issued by Premier Entertainment Biloxi LLC and Premier Finance Biloxi Corp. pursuant to the terms of the Senior Notes Indenture, together with all additional notes issued by Premier Entertainment Biloxi LLC and Premier Finance Biloxi Corp. from time to time under the Senior Notes Indenture, including all notes issued in exchange or replacement therefore.

SENIOR NOTES INDENTURE:

     "Senior Notes Indenture" shall mean that certain indenture dated as of January __, 2004 by and among Premier Entertainment Biloxi LLC, Premier Finance Biloxi Corp. and Standard Federal-Corporate and Institutional Trust, a division of LaSalle Bank National Association, in its capacity as trustee for the benefit of the holders of the Senior Notes (as the same may be amended, modified or supplemented from time to time).

SENIOR NOTES TRUSTEE:

     "Senior Notes Trustee" shall mean Standard Federal-Corporate and Institutional Trust, a division of LaSalle Bank National Association, in its capacity as trustee under the Senior Notes Indenture, together with its successors in such capacity.

SERIES OR SERIES OF BONDS:

     "Series" or "Series of Bonds" shall mean all of the Bonds authenticated and delivered on original issuance in a simultaneous transaction, and any Bonds thereafter authenticated and delivered in lieu of or in substitution for such Bonds, pursuant to the provisions of the Indenture, regardless of variations in maturity, interest rate, or other provisions.

SERIES 2004 BONDS:

     "Series 2004 Bonds" shall mean the Mississippi Business Finance Corporation Industrial Development Revenue Bonds, Series 2004 (Premier Entertainment Biloxi LLC Project) issued under Section 2.02 of the Indenture.
SERIES 2004 NOTE:

     "Series 2004 Note" shall mean the Promissory Note of the Company issued by the Company in connection with the issuance and sale of the Series 2004 Bonds pursuant to this Agreement and any amendment or supplements hereto.

STATE:

     "State" shall mean the State of Mississippi.

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SUBSIDIARY:

     "Subsidiary" shall mean a corporation of which the Company owns, directly or indirectly, more than 50% of the voting shares of stock.

SUPPLEMENTAL INDENTURE:

     "Supplemental Indenture" or "indenture supplemental hereto" shall mean any indenture supplemental to or amendatory of the Indenture as originally executed which is duly executed and delivered in accordance with the provisions of the Indenture.

TRUSTEE:

     "Trustee" shall mean Standard Federal-Corporate and Institutional trust, a division of LaSalle Bank National Association (and its corporate successors) and its successor under the Indenture, a national banking corporation, having power and authority to accept and execute trusts, and having a corporate trust office in Troy, Michigan.

TRUSTEE DISBURSEMENT ACCOUNT:

     "Trustee Disbursement Account" shall mean the Trustee Disbursement Account created pursuant to Section 5.01 herein and held by the Trustee in the Construction Fund.

                                   ARTICLE I.

                                 REPRESENTATIONS

     SECTION 2.01 REPRESENTATIONS OF THE ISSUER. The Issuer makes the following representations as the basis for the undertakings on the part of the Company herein contained.

     (a) The Issuer is a public corporation of the State and is authorized pursuant to the provisions of the Act to enter into the transactions contemplated by this Agreement.

     (b) The Issuer has full power and authority to enter into the transactions contemplated by this Agreement and the Indenture and to carry out its obligations hereunder and thereunder.
     (c) The Issuer is not in default under any provisions of the laws of the State material to the performance of its obligations under this Agreement.

     (d) The Issuer has been duly authorized to execute and deliver this Agreement, the Indenture and the assignments of this Agreement and the Series 2004 Note to the Trustee and by proper corporate action has duly authorized the execution and delivery hereof and thereof and as to the Issuer, this Agreement and the Indenture are valid and legally binding and enforceable in accordance with their terms, except to the extent that the enforceability thereof may be limited (1) by bankruptcy, reorganization, or similar laws limiting the enforceability of creditors rights generally or (2) by the availability of any discretionary equitable remedies.

     (e) The loan of the Net Proceeds of the Series 2004 Bonds for the acquisition, construction, equipping and installation of the Project by the Company, as provided by this Agreement, will further the purposes of the Act, to wit: to further the long-term economic development of the State through the improvements of its tax base and the promotion of employment.

     (f) The Company is an eligible business (as defined in the Act) and the Project constitutes a business enterprise (as defined in the Act).

     (g) Under existing statutes and decisions no taxes on income or profits are imposed on the Issuer.

     SECTION 2.02 REPRESENTATIONS OF COMPANY. The Company makes the following representations as the basis for the undertakings on the part of the Issuer herein contained:

     (a) The Company is a limited liability corporation duly organized under the laws of the State of Delaware and is in good standing and is duly qualified to transact business in the State. The Company has the power to execute and deliver the Series 2004 Note and to enter into this Agreement and by proper corporate action has duly authorized the execution and delivery of the Series 2004 Note and this Agreement. This Agreement and the Series 2004 Note are valid and legally binding obligations of the Company and are enforceable against the Company in accordance with their respective terms, except to the extent that the enforceability thereof may be limited (1) by bankruptcy, reorganization, or similar laws limiting the enforceability of creditors rights generally or (2) by the availability of any discretionary equitable remedies;

     (b) The Company is not in violation of any provision of its articles of incorporation, its bylaws or any laws in any manner material to its ability to perform its obligations under this Agreement or the Series 2004 Note and has power to enter into this Agreement and the Series 2004 Note;

     (c) The Project is described generally in Exhibit B attached hereto and will be located on the Project Site described in Exhibit A attached hereto;

     (d) Neither the execution and delivery of this Agreement or the Series 2004 Note, the consummation of the transactions contemplated hereby or thereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement or the Series 2004 Note, conflicts with or results in a breach of the terms, conditions or provisions of any material corporate restriction or agreement or instrument to which the Company is now a party or by which it, or any of its property, is bound, or constitutes a default under any of the foregoing, or results in the creation or imposition of any impermissible Lien upon any of the property or assets of the Company under the terms of any such instrument or agreement;

     (e) There are no pending or, to the knowledge of the Company, threatened, actions or proceedings before any court or administrative agency which are likely in any case or in the aggregate to materially adversely affect the financial condition or business or operations of the

Company, nor is the Company aware of any facts or circumstances that would give rise to any such actions or proceedings;

     (f) All information furnished by the Company to the Issuer for the purpose of approving the financing of the Project through the issuance and sale of the Series 2004 Bonds including, but not limited to, its application for financing is true, accurate and complete in all material respects as of the date hereof and thereof.

                                   ARTICLE II.

                  COMPLETION OF PROJECT; ISSUANCE OF THE BONDS

     SECTION 3.01 COMPLETION OF PROJECT; BEST EFFORTS. The Company will use all commercially reasonable efforts to install the Project or timely cause the Project to be acquired and installed and, as herein provided, will use all commercially reasonable efforts to cause the acquisition, construction, equipping and installation thereof to be completed with all reasonable dispatch, but if for any reason such acquisition, construction, equipping and installation shall not be completed there shall be no resulting diminution in or postponement of the loan payments required in Section 4.02 hereof to be paid by the Company.

     Anything in this Agreement notwithstanding, the Issuer shall not be obligated to complete the acquisition, construction, equipping and installation of the Project upon prepayment or acceleration of the payment of the unpaid portion of the loan payments due pursuant to this Agreement and the making of all payments in the amount required by, and in accordance with the terms of, this Agreement.

     In order to effectuate the purposes of this Agreement, the Company will make, execute, acknowledge and deliver, or cause to be made, executed, acknowledged and delivered, all contracts, orders, receipts, writings and instructions, in the name of the Company or otherwise, with or to other persons, firms or corporations, and in general do or cause to be done all such other things as may be requisite or proper for the acquisition, construction, equipping and installation of the Project and fulfillment of the obligations of the Company under this Agreement.

     The Company will maintain such records in connection with the cost of the acquisition, construction, equipping and installation of the Project as to permit ready identification thereof.

     The Company hereby grants to the Issuer the right, privilege and authority to take all action and to do all other things necessary to effectuate the purposes of this Agreement.

     SECTION 3.02 ISSUANCE OF BONDS. In order to provide funds for payment of the Cost of the Project, the Issuer, concurrent with or as soon as practicable after the execution of this Agreement, and subject to the provisions of Section 3.02 of the Indenture, will sell, issue and deliver to the Purchaser the Series 2004 Bonds in accordance with the provisions of the Bond Purchase Contract and deposit the proceeds thereof as and when the same are received, with the Trustee, as follows: (a) in the Bond Fund, a sum equal to the accrued interest, if any, payable to the Purchaser of the Series 2004 Bonds and (b) in the Construction Fund, the balance of the proceeds to be received from said sale.

     Pursuant to the provisions of Section 2.05 of the Indenture, upon written request from the Company to the Issuer to issue Additional Bonds to complete payment of the Cost of the Project, the Issuer shall use its best efforts to issue such Bonds in one or more Series for such purpose in accordance with the provisions of the Indenture and the Act; provided, however, that the failure of the Issuer to issue Additional Bonds shall not release the Company from any of the provisions of this Agreement, regardless of the reason for such failure.

     SECTION 3.03 REQUISITION FOR CONSTRUCTION FUNDS. The Trustee shall make payments from the Trustee Disbursement Account in the Construction Fund and the Company shall make payments from the Company Direct Disbursement Account in the Construction Fund, in each event, to pay the Cost of the Project in accordance with the provisions of this Section 3.03. The Company may not reimburse itself or an Affiliate for amounts previously paid by the Company or an Affiliate for Costs of the Project from the Company Direct Disbursement Account. Such reimbursements must be paid by the Trustee from the Trustee Disbursement Account.

     (a)     Payments from the Trustee Disbursement Account.

             (1)  The Trustee shall make payments from the Trustee
Disbursement Account in the Construction Fund to pay the Costs of the Project upon receipt by the Trustee of original executed requisitions (upon which both the Trustee and the Issuer may conclusively rely and shall be protected in relying) signed by an Authorized Company Representative, stating with respect to each payment to be made: (i) the requisition number, (ii) the name and address of the person to whom payment is due or, in the event such payment is to reimburse the Company for expenses previously paid by the Company, the name and the address of the person to whom payment previously has been made, (iii) the amount to be paid, (iv) that there has been no Event of Default (as defined in the Loan Agreement) by the Company under the Loan Agreement, and (v) that each obligation, item of cost or expense mentioned therein has been properly incurred, is a proper charge against the Construction Fund and has not been the basis of any previous disbursement. The requisition shall be substantially in the form of Exhibit D attached hereto.

             (2) Each requisition shall be accompanied by copies of invoices (evidencing payment, if such requisition is for reimbursement to the Company for amounts previously paid by the Company) or other documentation supporting the payment of Costs of the Project.

     (b)     Payments from the Company Direct Disbursement Account.

             (1) The Company shall draw on moneys in the Company Direct Disbursement Account in the Construction Fund by check signed by an Authorized Company Representative payable only to a vendor or contractor providing services or materials constituting a Cost of the Project.

             (2) Not later than the 10th calendar day of each month, the Company will provide the Trustee with executed requisitions relating to each check which the Company had drawn on the Company Direct Disbursement Account in the Construction Fund pursuant to Section 3.03(b)(1) during the preceding month, in the same form as set forth in Section 3.03(a)(1), together with appropriate attachments as set forth in Section 3.03(a)(2).

             (3) The Trustee shall have no express or implied liability for the Company's compliance with the requirements pertaining to the draws made from the Company Direct Disbursement Account.

     SECTION 3.04. SUBSTITUTION OF EQUIPMENT. The Company may revise the list of Equipment at any time and from time to time prior to the Completion Date and such revised list shall constitute a portion of the Project.

     SECTION 3.05. CERTIFICATE OF COMPLETION. When the Project is completed and ready to be placed in commercial operation (the "Completion Date") the Trustee and the Issuer shall receive a certificate of an Authorized Company Representative stating that (a) the acquisition, construction, equipping and installation of the Project has, in the opinion of the Company, been completed, and (b) payment, or provision therefor of the Cost of the Project has been made except for any Cost of the Project not then due and payable or the liability for payment of which is being contested or disputed by the company. Notwithstanding the foregoing, such certificate shall state that it is given without prejudice to any rights against third parties which exist at the date thereof or which may subsequently come into being. The Issuer and the Company agree to cooperate in causing such certificates to be furnished to the Trustee and the Issuer.

     SECTION 3.06. COMPLETION OF PROJECT IF BOND PROCEEDS INSUFFICIENT. If the proceeds of the sale of the Series 2004 Bonds to the Purchaser or the proceeds of any Additional Bonds are not sufficient to pay the Cost of the Project in full, the Company will complete or cause to be completed the Project and pay or cause to be paid all of that portion of the Cost of the Project in excess of the moneys available therefor in the Construction Fund. The Issuer does not make any warranty, either express or implied, that the proceeds of the sale of such Bonds will be sufficient to pay the Cost of the Project. If the Company shall pay any portion of the Cost of the Project pursuant to the provisions of this Section 3.06, it shall not be entitled to any reimbursement therefor (except to the extent of reimbursement from the proceeds of any Additional Bonds sold to finance completion of the Project) from the Issuer, the Trustee or the Registered Owners of any of the Bonds, nor shall it be entitled to any diminution in or postponement of the loan payments required in Section
4.02 hereof to be paid by the Company.

     If, upon the Term Note Date, the maximum aggregate principal amount of the Series 2004 Bonds have not been purchased, no additional amounts of Series 2004 Bonds shall be purchased thereafter.

     SECTION 3.07 DEFAULT BY CONTRACT. In the event of default of any contractor or subcontractor under any contract made by it in connection with the Project or in the event of a breach of warranty with respect to any materials, workmanship or performance guaranty, the Company may proceed, either separately or in conjunction with others, to pursue such remedies against the contractor or subcontractor so in default and against each surety for the performance of such contract as it may deem advisable. The Company will advise the Issuer and the Trustee of the steps it intends to take in connection with any such default. If the Company shall so notify the Issuer and the Trustee, the Company may, in its own name prosecute any action or proceeding or take any other action involving any such contractor, sub-contractor or surety which the Company deems reasonably necessary, and in such event the Issuer will cooperate fully with the Company. Any amounts recovered by way of damages, refunds, adjustments or otherwise in connection with the foregoing prior to the Completion Date shall be paid into the Construction Fund or, if recovered after the Completion Date and full disposition of the Construction Fund, shall be deposited in the Bond Fund.

     SECTION 3.08 INVESTMENT OF CONSTRUCTION FUND AND BOND FUND. Any moneys held as a part of the Construction Fund, the Bond Fund or any other fund created pursuant to the Indenture shall, at the telephonic request of an Authorized Company Representative be invested or reinvested by the Trustee as provided in
Article VII of the Indenture.

                                   ARTICLE IV.

                            ASSIGNMENT; LOAN PAYMENTS

     SECTION 4.01. ASSIGNMENT OF THIS AGREEMENT. The Issuer will assign this Agreement, pursuant to the Indenture, on the date of delivery of the Series 2004 Bonds to the Trustee. The Company acknowledges that its rights under this Agreement are subject to the lien, and the rights, remedies and powers, of the Trustee under the Indenture.

     SECTION 4.02. LOAN PAYMENTS AND THE SERIES 2004 NOTE. The Company agrees to pay or cause to be paid to the Issuer, in immediately available funds, a sum equal to the aggregate principal amount of the Bonds issued under the Indenture, premium, if any, and with interest on the unpaid balances thereof at the rates payable by the Issuer on such Bonds, in the amounts and on the Payment Dates as follows:

     On or before each date on which principal of the Bonds is due, the amount which equals the sum of (1) the principal of Bonds of any Series which will be due and payable on such Payment Date, and (2) the interest due and payable with respect to such principal amount; provided, however, that if the Bonds shall theretofore have been deemed to have been paid pursuant to the Indenture no further payments need be made under subsections (a) and (b) of this Section.

     In the event the Company shall fail to make or cause to be made any of the payments required in this Section 4.02, the payment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company will pay the same with interest thereon until paid at the rate or rates per annum borne by the Bonds issued under the Indenture.

     The Company further agrees to pay to the Issuer all other amounts due in respect of the Series 2004 Bonds as the same shall become due and payable.

     The Company further agrees to pay to the party to whom such payment is due on the date of delivery of the Series 2004 Bonds all Administration Expenses, all sums constituting a Cost of the Project and all other amounts due in respect of the Series 2004 Bonds as same shall have become due and payable.

     Notwithstanding the above, if the Bondholder provides a certificate to the Trustee to the effect that the Bondholder has received payment of the principal of and interest on the Bonds as the same becomes due, no additional amounts shall be required to be paid by the Company to the Trustee for deposit into the Bond Fund.

     SECTION 4.03.    ASSIGNMENT TO TRUSTEE; OBLIGATION TO MAKE PAYMENTS
ABSOLUTE.

     (a) It is understood and agreed that all payments by the Company under this Agreement (except payment of Administration Expenses pursuant to this Section 4.03, indemnification payments pursuant to Section 4.11 and fees and expenses pursuant to Section 7.04 of this Agreement) are to be assigned by the Issuer to the Trustee. The Company assents to such assignment and agrees that, subject to Section 4.03(b) herein, its obligation to make such payments to the Trustee is absolute and unconditional and is not subject to any defense (other than payment) or any right of set-off, counterclaim or recoupment arising out of any breach by the Issuer of any obligation to the Company, whether hereunder or otherwise, or out of any indebtedness or liability at any time owing to the Company by the Issuer or by any Registered Owner of any Bond. The Issuer directs the Company, and the Company agrees, to pay to the Trustee at its Corporate Trust Office as stated in the Indenture all payments (except payment of Administration Expenses pursuant to this Section 4.03, indemnification payments pursuant to Section 4.11 and fees and expenses pursuant to Section 7.04 of this Agreement) payable by the Company pursuant to this Agreement.

     (b) Notwithstanding the provisions of Section 4.03(a) above, neither any past, present or future partner, member, shareholder, manager, director, officer, employee, agent or any affiliate of the Company, nor its or their respective heirs, personal representatives, successors or assigns, shall be personally liable for any judgment or deficiency with regard to amounts owed under this Agreement. No member of the Company shall have any personal liability under this Agreement or any other instrument, document or agreement entered into or delivered in connection with this Agreement and the transactions contemplated hereby (collectively, the "Related Documents") and no recourse for the payment of any amount due under this Agreement, or for any claim arising out of or relating to this Agreement or any other Related Documents, whether for failure to pay, perform or discharge any monetary or non-monetary obligation, breaches of representations, warranties or covenants, the occurrence of defaults, or otherwise, shall be due or owing, or had or recoverable against or from, any past, present or future partner, member, shareholder, manager, director, officer, employee, agent, or affiliate of the Company (or any successor or assign thereof).

     SECTION 4.04. NO POSSESSION OF PROJECT BY ISSUER. The Issuer shall have no right to possess, control or operate the Project.

     SECTION 4.05. MAINTENANCE OF PROJECT. For so long as any of the Bonds are outstanding, the Company will maintain, preserve and keep the Project or cause the Project to be maintained, preserved and kept, with the appurtenances and every part and parcel thereof, in good repair, working order and condition, ordinary wear and tear excepted, and will from time to time make or cause to be made all necessary and proper repairs, replacements and renewals.

     Subject to Section 6.01 of this Agreement, the Company shall have the privilege of remodeling the Project or making substitutions, modifications and improvements to the Project from time to time as it, in its discretion, may deem to be desirable for its uses and purposes, the cost of which remodeling, substitutions, modifications and improvements shall be paid by the Company, and the same shall be included under the terms of this Agreement as part of the Project.

     SECTION 4.06. PAYMENT OF TAXES AND ASSESSMENTS; COMPLIANCE WITH LAW; NO FURTHER LIENS. For so long as any of the Bonds are outstanding, the Company will:

     (a) pay, or make provision for payment of, all lawful taxes and assessments, including income, profits, property or excise taxes, if any, or other municipal or governmental charges, levied or assessed by the federal, state or any municipal government with respect to or upon the Project or any part thereof or upon any payments hereunder when the same shall become due;

     (b) duly observe and comply with all valid requirements of any governmental authority relative to the Project; and

     (c) not create or suffer to be created any lien or charge upon the Project (except for Permitted Encumbrances) or the payments in respect to this Agreement; provided, however, that nothing in this Section 4.06 contained shall require the Company to pay or make provision for payment of any such taxes or assessments, or comply with any such requirements or cause to be discharged any such lien or charge so long as the validity thereof shall be contested in good faith by appropriate proceedings duly prosecuted by the Company, at its expense and in its own name and behalf or in the name and on behalf of the Issuer. In the event of any such contest, the Company may permit the taxes, assessments or other charges so contested to remain unpaid during the period of such contest and any appeal therefrom, unless, by nonpayment of any such items, the rights of the Issuer or the Trustee under this Agreement or the Indenture as to the loan payments, other revenues and proceeds derived from the Project will be materially endangered or will be subject to loss or forfeiture, in which event such taxes, assessments or charges shall be paid promptly, provided, however, that if, by posting a cash bond or surety bond, the Company can cause such lien to be satisfied and discharged it may post such bond in lieu of payment. The parties acknowledge that the Project will be subject to ad valorem taxation unless the appropriate local taxing authorities (County and, if applicable, City governing bodies) agree that the Project will be exempt in whole or in part from such taxes.

     SECTION 4.07. OPERATION OF PROJECT. The Company agrees that so long as any of the Bonds are outstanding and the Project is in operation it will operate the Project, or cause the Project to be operated, as a business enterprise as such term is defined in the Act.

     SECTION 4.08. PAYMENT OF EXPENSES. For so long as any of the Bonds are outstanding, the Company will pay, or cause to be paid, in addition to the payments provided for in Sections 4.02 and 4.03 hereof, all of the expenses of operation of the Project, including, without limitation, the cost of all necessary and proper repairs, replacements and renewals made pursuant to Section
4.05 hereof and any and all taxes and assessments payable pursuant to Section
4.06 hereof.

     SECTION 4.09. PAYMENTS CONTINUE UPON DESTRUCTION OF PROJECT. It is understood and agreed that the payments under Section 4.02 and on the Series 2004 Note and other charges payable hereunder shall continue to be payable at the time and in the amounts herein specified, whether or not the Project, or any portion thereof, shall have been condemned or taken by eminent domain or destroyed, wholly or partially, by fire or other casualty, and that there shall be no abatement or diminution of any such payments and other charges by reason thereof.

     SECTION 4.10. AMENDMENT TO AGREEMENT. The Company agrees that in the event the Issuer shall, at the request of the Company, the Bondholders and the Trustee, issue Additional Bonds under the Indenture for the purpose of completing the acquisition, installation, equipping and/or construction of the Project or repairing, replacing, enlarging, improving or expanding the Project, the Company will execute an Additional Note and, if necessary, enter into an amendment to this Agreement or a separate agreement related thereto with the Issuer which will contain such provisions as shall be required in respect of the issuance of such Additional Bonds. The execution of any such amendment to this Agreement and any Additional Note shall be subject to the prior written consent of the Senior Notes Trustee, unless the same have been expressly permitted under the Senior Notes Indenture.

     SECTION 4.11. RELEASE AND INDEMNIFICATION OF ISSUER AND TRUSTEE. The Company hereby releases the Issuer and the Trustee from, and agrees that the Issuer and the Trustee and their respective officers, directors, members, employees, attorneys, and agents shall not be liable for, and agrees to indemnify and hold the Issuer and the Trustee and their respective officers, directors, members, employees, attorneys, and agents harmless against:

     (a) any liability, cost or expense in the administration of the Indenture and this Agreement and the obligations imposed on the Issuer and the Trustee thereby and hereby;

     (b) any or all liability, or loss, cost or expense, including reasonable attorneys fees, resulting from or arising out of any loss or damage to property or any injury to or death of any person occurring on or about the Project Site or resulting from any defect in the fixtures, machinery, equipment or other property located on the Project Site including without limitation, hazardous materials, or arising out of, pertaining to, or having any connection with the Project or the financing thereof (whether or not arising out of acts, omissions or negligence of the Company); and

     (c) any or all liability or loss, cost or expense, including attorneys fees, arising out of or in connection with, or pertaining to the issuance, sale or delivery of the Bonds, including, but not limited to, liabilities arising under the Securities Act of 1933, the Securities Exchange Act of 1934 or any applicable state securities laws, but such indemnity for securities liability shall be subject to the limitation that such indemnity shall not have been determined by a binding legal precedent to be void as contrary to public policy and such indemnity for securities liability shall not include, any liability or loss, cost or expense including attorneys fees, arising out of or in connection with any matter covered by the legal opinion rendered pursuant to Section 3.02 of the Indenture.

     The indemnity specified in this Section 4.11 shall not be effective to relieve the Issuer or the Trustee or their respective officers, directors, members, employees, attorneys and agents from damages that result from (i) negligence or misconduct on the part of the party seeking such indemnity, or
(ii) any misstatement or omission appearing in any offering circular, official statement or other document solely in reliance on information furnished by the party seeking such indemnity. This indemnification covenant shall survive the termination of this Agreement with respect to liability arising out of any event or act occurring prior to such termination.

     SECTION 4.12. INSURANCE. Throughout the term of this Agreement, the Company shall keep the Project continuously insured against such risks as are customarily insured against by businesses of like size and type (other than business interruption insurance), paying as the same become due all premiums in respect thereto, including but not necessarily limited to casualty, insurance against loss and/or damage to the Project and worker's compensation insurance. Notwithstanding the above, the Company has the right to not insure such risks as it customarily self assumes.

     In addition, the Company shall, throughout the term of this Agreement, maintain comprehensive general public liability insurance protecting the Company, the Issuer and the Trustee, as named additional insureds, as their interests may appear, against liability for death and injuries to persons and damage to property, occurring on, in or about the Project, in amounts customary to businesses of like size and type.

     SECTION 4.13. CONDEMNATION. In the event that title to or the temporary use of the Project, or any portion thereof, shall be taken in condemnation or by the exercise of the power of eminent domain by any governmental body or by any person, firm or corporation acting under governmental authority, the Company shall be entitled to receive any and all net proceeds thereof, and the Company may expend such amounts for any proper corporate purposes in its sole discretion.

     SECTION 4.14. DAMAGE, DESTRUCTION AND EMINENT DOMAIN. Damage to, destruction of or condemnation of all or a portion of the Project shall not terminate this Agreement, or cause any abatement of or reduction in the payments to be made by the Company or otherwise affect the respective obligations of the Issuer or the Company, except as set forth in this Agreement.

                                   ARTICLE V.

                                SPECIAL COVENANTS

     SECTION 5.01.    NO WARRANTY AS TO SUITABILITY OF PROJECT BY ISSUER.
The Issuer makes no warranty, either express or implied, as to the actual or designed capacity of the Project, as to the suitability of the Project for the purposes specified in this Agreement, as to the condition of the Project, or that the Project will be suitable for the Company's purposes or needs.

     SECTION 5.02 CONTINUATION OF EXISTENCE OF COMPANY. The Company covenants that it will maintain its existence in its present form, will not dissolve or otherwise dispose of all or substantially all its assets and will not consolidate with or merge into another person or permit one or more other persons (other than a subsidiary) to consolidate with or merge into it (unless the Company shall be the surviving or continuing person); provided, however, that, if no Event of Default hereunder shall have occurred and be continuing, and if no Event of Default hereunder will occur upon such action, the Company may consolidate with or merge into another person, or permit one or more other persons to consolidate with or merge into it, or sell or otherwise transfer to another person all or substantially all its assets as an entirety and thereafter dissolve provided, that in any event the successor person or transferee shall assume in writing all the obligations of the Company herein, and must be duly qualified to do business in the State. Upon any consolidation or merger, or any conveyance or transfer of the assets of the Company substantially as an entirety in accordance with this Section 5.02, the successor Company formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if such successor Company had been named as the Company herein.

     In the event of any such conveyance or transfer, the Company as the predecessor person may be dissolved, wound up and liquidated (if applicable) at any time thereafter.

     If a consolidation, merger or sale or other transfer is made as permitted by this Section 5.02, the provisions of this Section 5.02 shall continue in full force and effect and no further consolidation, merger or sale or other transfer shall be made except in compliance with the provisions of this Section 5.02.

     SECTION 5.03. AGREEMENT TO COOPERATE. In the event it may be necessary for the proper performance of this Agreement, or for the exercise of any rights hereunder, on the part of the Issuer or the Company that any application or applications for any permit or license or authorization to do or to perform certain things be made to any governmental or other agency by the Company or the Issuer, or both, the Company and the Issuer each agree to execute and prosecute upon the request of the other such application or applications.

     SECTION 5.04. COVENANT BY ISSUER TO MAINTAIN PRESENT STATUS. The Issuer will use its best efforts to maintain, preserve and renew all the rights, powers, privileges and franchises owned by it; and will comply with all valid acts, rules, regulations, orders and directions of any legislative, executive, administrative or judicial body applicable to the Project and the Project Site. The Issuer further covenants that it will not take any action that would result in, or fail to take any action that would prevent, the loss of any exemption from taxes which it or the Company presently enjoys or to which it or the Company may subsequently become entitled.

     SECTION 5.05. QUALIFICATION IN MISSISSIPPI. Subject to Section 5.02 hereof, the Company warrants that it is and for so long as any of the Bonds are outstanding will continue to be duly qualified to do business in the State.

     SECTION 5.06. NOTICE OF DEFAULT. Within three (3) Business Days of any officer of the Company obtaining actual knowledge of the occurrence of any Event of Default hereunder or under the Indenture or any event which, with the passage of time or the giving of notice would constitute such an Event of Default, the Company shall notify the Trustee and the Issuer of such Event of Default, which notice shall specify the nature and period of existence thereof.

     SECTION 5.07. COMPANY APPROVAL OF INDENTURE. The Company has reviewed the Indenture and the Series 2004 Bonds and the Company hereby approves the form of the Indenture and the Series 2004 Bonds and covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in the Indenture, in the Series 2004 Bonds authenticated and delivered thereunder and in all proceedings of the Issuer pertaining thereto, on its part to be observed or performed, whether express or implied.

     SECTION 5.08.    SUBORDINATION.

     (a) Agreement to Subordinate. The Company agrees, and the Issuer by accepting a Note agrees, that the indebtedness evidenced by the Notes is subordinated in right of payment, to the extent and in the manner provided in this Section 5.08, to the prior payment in full of all Senior Notes Obligations, and that the subordination is for the benefit of the Senior Notes Trustee and the holders of Senior Notes Obligations.

     (b) Certain Definitions. As used in this Section 5.08, the following terms shall be defined as follows:

             "Paid in Full" or "Payment in Full" means the 91st day after the defeasance or other payment in full in cash of the Senior Notes Obligations in accordance with the Indenture.

             "Senior Notes Obligations" means any principal, interest, premium (if any), penalties, fees, expenses, indemnification, reimbursements, damages (including liquidated damages, if any) and other liabilities payable with respect to the Senior Notes pursuant to the Senior Notes, the Senior Notes Indenture or the Senior Notes Collateral Documents. "Senior Notes Obligations" shall also include all amendments, modifications and refinancings of the foregoing.

             "Senior Notes Collateral Documents" means the "Collateral Documents" as such term is defined in the Senior Notes Indenture.

     (c) Liquidation; Dissolution; Bankruptcy. Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

             (1) holders of Senior Notes Obligations shall be entitled to receive Payment in Full of the principal of and interest (including interest accruing after the commencement of any such proceeding at the rate specified in the Senior Notes Indenture) to the date of payment on the Senior Notes Obligations before the Issuer shall be entitled to receive any payment of principal of or interest on the Notes; and

             (2) until the Senior Notes Obligations are Paid in Full, any distribution to which the Issuer would be entitled but for this Article shall be made to Senior Notes Trustee for the benefit of the holders of Senior Notes Obligations, except that the Issuer may receive Notes that are subordinated to Senior Notes Obligations to at least the same extent as the Notes.

     For purposes of this Section 5.08, a distribution may consist of cash, Notes or other property, by set-off or otherwise.

     (d) Payment in Full of Senior Notes Obligations. Except as specifically provided in the Senior Notes Indenture in connection with (i) the redemption in full of the Bonds after completion of construction of the Project and (ii) the partial redemption of the Bonds utilizing therefore the amounts on deposit in the Company Direct Disbursement Account in the Construction Fund on the Term Note Date, all Senior Notes Obligations shall first be Paid in Full before any payment is made by the Company or any person acting on behalf of the Company on account of the principal or interest of the Notes. The Company may not pay principal of or interest on the Notes and may not acquire any Notes for cash or property (other than other Notes of the Company that are subordinated to Senior Notes Obligations to at least the same extent as the Notes) until all Senior Notes Obligations have been Paid in Full.

     (e) Acceleration of Notes.If payment of the Notes is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Notes Trustee of the acceleration. Payment of the Notes may be accelerated only concurrently with an acceleration of payments of the Bonds.

     (f) When Distribution Must Be Paid Over. In the event that the Company shall make any payment on account of the principal or interest on the Notes at a time when such payment is prohibited by this Section 5.08, such payment shall be held by the recipient, in trust for the benefit of, and shall be paid forthwith over and delivered to, the Senior Notes Trustee for the benefit of the holders of Senior Notes Obligations for application to the payment of all Senior Notes Obligations remaining unpaid to the extent necessary to Pay in Full all Senior Notes Obligations.

     If a distribution is made to the Issuer or the Trustee that because of this Article should not have been made to the Issuer or the Trustee, the Issuer or the Trustee, as appropriate, shall hold it in trust for the Senior Notes Trustee for the benefit of the holders of Senior Notes Obligations and pay it over to the Senior Notes Trustee.

     (g) Notice by Company. The Company shall promptly notify the Issuer and the Trustee of any facts known to the Company that would cause a payment of principal of or interest on the Notes to violate this Article, but failure to give such notice shall not affect the subordination of the Notes to the Senior Notes Obligations provided in this Article.

     (h) Subordination May Not Be Impaired by Company. No right of the Senior Notes Trustee or any holder of Senior Notes Obligations to enforce the subordination of the indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Company or by its failure to comply with this Loan Agreement.

     (i) Legends. Each Note shall contain the following legend conspicuously noted on the face thereof: "THIS NOTE AND THE RIGHTS OF THE HOLDER(S) OF THIS NOTE ARE SUBJECT TO THE TERMS OF THE AGREEMENT (AS HEREINAFTER DEFINED) PURSUANT TO WHICH THIS NOTE AND SUCH RIGHTS ARE MADE EXPRESSLY SUBORDINATE TO THE RIGHTS OF THE SENIOR NOTES TRUSTEE UNDER THE SENIOR NOTES INDENTURE AND THE HOLDERS OF THE SENIOR NOTES (EACH AS DEFINED THEREIN). EACH HOLDER OF THIS NOTE, BY ACCEPTANCE HEREOF, AGREES TO BE SUBJECT TO THE TERMS OF THE AGREEMENT."

     (j) Amendments. Notwithstanding anything in this Loan Agreement to the contrary, the provisions of this Section 5.08 may not be amended or modified without the written consent of the Senior Notes Trustee.

                                   ARTICLE VI

                           ASSIGNMENT, LEASE AND SALE

     SECTION 6.01.    DISPOSAL OF PROJECT AND ASSETS BY COMPANY; ASSIGNMENT.
The Company's interest in the Project may be sold or leased, as a whole or in part without the necessity of obtaining the consent of either the Issuer or the Trustee; provided, however, that no such assignment, sale or lease shall relieve the Company of any of its then applicable obligations under this Agreement. If such assignment is approved by the Issuer, the Registered Owners of all of the Series 2004 Bonds, and, so long as any of the Senior Notes are outstanding under the Senior Notes Indenture, by the Senior Notes Trustee, the Company may assign its rights and obligations hereunder to another Person and be relieved of liability hereunder, provided such assignee assumes all of the obligations of the Company hereunder and notice thereof is given to the Trustee. Such assignee shall receive all of the benefits referred to in this Agreement.

     SECTION 6.02. ASSIGNMENT BY ISSUER. The Issuer may assign its rights (except its right to receive payments pursuant to Section 4.03 and Section 4.11 of this Agreement) under, and interest in, this Agreement, and may pledge and assign all loan payments and receipts and revenues receivable under or pursuant to this Agreement, any moneys receivable by the Issuer due to other payments and income earned by the investment of funds held under the Indenture for the Cost of the Project and otherwise, as provided herein and in the Indenture, to the Trustee pursuant to the Indenture as security for payment of the principal of, premium, if any, and interest on the Bonds, but such assignment or pledge shall be subject to this Agreement. Except as provided in this Section 6.02, the Issuer will not sell, assign, transfer, convey or otherwise dispose of the loan payments, receipts and the revenues during the term of this Agreement and will not create or suffer to be created any lien, charge or encumbrance thereon, other than (i) those consented by the Company, the holders of the Series 2004 Bonds and the Senior Notes Trustee (unless expressly permitted under the Senior Notes Indenture) or
(ii) those arising from the action or inaction of, the Company.

                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

     SECTION 7.01. EVENTS OF DEFAULT. The following shall be "events of default" under this Agreement, and the terms "event of default" shall mean, whenever they are used in this Agreement, any one or more of the following events:

     (a) Failure by the Company to pay or cause to be paid when due any loan payment relating to principal of the Bonds required to be paid under Section
4.02 hereof and the Series 2004 Note and such amount is not paid within 5 days following the due date thereof;

     (b) Failure by the Company to pay or cause to be paid when due any loan payment relating to interest on the Bonds required to be paid under Section 4.02 hereof and the Series 2004 Note and such amount is not paid within 5 days following the due date thereof;

     (c) Any written representation or written warranty made by the Company in this Agreement shall prove to have been false in any material respect at the time of execution by the Company of this Agreement and the ability of the Company to make the payments required to be made hereunder shall be materially and adversely affected thereby;

     (d) The failure by the Company to observe or perform in any material way any covenant, condition or agreement on its part to be observed or performed as set forth herein, other than as referred to in subsections (a) or (b) of this
Section 7.01, which failure shall not be cured to the satisfaction of the Trustee within sixty (60) days after written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Trustee;

     (e) The Company shall commence a voluntary case or other proceeding in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or for any other relief under the federal bankruptcy laws, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, or shall take any other action indicating its consent to, approval of, or acquiescence in any such case or proceedings, and said proceeding is not dismissed within sixty (60) days after the commencement thereof; the Company shall apply for, or consent to or acquiesce in the appointment of a receiver, liquidator, custodian, sequestrator, or a trustee for all or a substantial part of its property; the Company shall make an assignment for the benefit of its creditors; or the Company shall fail, or shall admit in writing its failure, to pay its debts generally as such debts become due;

     (f) There shall be filed against the Company an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or any other relief under the federal bankruptcy laws, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and such petition is not set aside within sixty (60) days after such filing; or a receiver, liquidator, custodian, sequestrator, or trustee of the Company for all or a substantial part of its property shall be appointed without the consent or approval of the Company or a warrant of attachment, execution or similar process against any substantial part of the property of the Company is issued; and the continuance of any of such events for sixty (60) days undismissed or undischarged or within such sixty (60) days, the entering of an order for relief under the United States Bankruptcy Code; or

     (g) The Senior Notes Trustee shall notify the Trustee that there exists an event of default under the Senior Notes Indenture.

     The foregoing provisions of subsection (d) of this Section 7.01 are subject to the following limitations: if by reason of acts of God; strikes, lockouts or other industrial disturbances; acts of public enemies; orders of any kind of the Government or the United States of America or of the State or any department, agency, political subdivision or official of either of them, or any civil or military authority; insurrections; riots; epidemics; lightning; earthquakes; fires; hurricanes; storms; floods; washouts; droughts; arrests; restraint of government and people; civil disturbances; explosions; breakage or accident to machinery; partial or entire failure of utilities; or any cause or event not reasonably within the control of the Company, the Company is unable in whole or in part to carry out its agreements herein contained, other than the obligations on the part of the Company contained in Sections 4.02, 4.03, 4.06, 4.12 and 5.02 hereof, the Company shall not be deemed in default during the continuance of such inability. The Company agrees, however, to use all reasonable efforts to remedy with all reasonable dispatch the cause or causes preventing it from carrying out its agreements; provided, that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the Company, and the Company shall not be required to make settlements of strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is in the judgment of the Company unfavorable to the Company. Any failure of the Company to perform its obligations under Sections 4.02, 4.03, 4.06, 4.12 and 5.02 hereof shall constitute an Event of Default as set forth in subsections (a), (b) and (d) above regardless of the reason for such failure to perform.

     SECTION 7.02.    REMEDIES. Whenever any Event of Default referred to in
Section 7.01 hereof shall have occurred and be continuing, any one or more of the following remedial steps may be taken provided that written notice of the default has been given to the Company by the Issuer, the Trustee or any Registered Owner, and the default has not theretofore been cured:
     (a) If acceleration of the principal amount of the Series 2004 Bonds has been declared or has occurred pursuant to Section 10.01 of the Indenture, the Issuer shall declare all unpaid loan payments and amounts due under the Series 2004 Note, together with interest then due thereon, to be immediately due and payable, whereupon the same shall become immediately due and payable.

     (b) The Trustee may take any action at law or in equity to enforce this Agreement, to collect the payments then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Agreement or the Series 2004 Note.

     SECTION 7.03 NO REMEDY EXCLUSIVE. No remedy conferred upon or reserved to the Issuer by this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer to exercise any remedy reserved to it in this Article VII, it shall not be necessary to give any notice, other than such notice as may be herein expressly required.

     SECTION 7.04. PAYMENT OF FEES AND EXPENSES. If the Company shall default under any of the provisions of this Agreement and the Issuer or the Trustee shall employ attorneys or incur other expenses for the collection of the loan payments or for the enforcement of performance or observance of any obligation or agreement on the part of the Company contained in this Agreement, the Company will on demand therefor pay the reasonable fees and expenses of the Issuer, the Trustee and their attorneys as they are incurred including all fees of counsel including those incurred for negotiation, trial, appeals of ruling of any lower tribunals, administrative hearings, bankruptcy and creditors reorganization proceedings.

     SECTION 7.05. EFFECT OF WAIVER. In the event any agreement contained in this Agreement shall be breached and such breach shall thereafter be waived, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. In view of the assignment of the Issuer's rights (except the rights of the Issuer to receive payments of Administration Expenses under Section 4.02 of this Agreement, indemnification under Section 4.11 of this Agreement and fees and expenses under Section 7.04 of this Agreement) in and under this Agreement to the Trustee pursuant to the Indenture, the Issuer shall have no power to waive any default hereunder by the Company without the consent of the Trustee.

                                  ARTICLE VIII.

              ACCELERATION OF LOAN PAYMENTS; SURVIVAL OF OBLIGATION

     SECTION 8.01. ACCELERATION OF LOAN PAYMENTS. Loan payments and amounts due under the Series 2004 Note shall be accelerated prior to the maturity of the Series 2004 Bonds if the Series 2004 Bonds shall be subject to redemption pursuant to Section 2.03 of the Indenture. In such case, the total amount due shall be the sums required pursuant to Section 2.03 of the Indenture as applicable, including any premium thereon, if any, and on the dates required by
Section 2.03 of the Indenture. Notwithstanding the above, the Company agrees that it will not exercise its right to optionally redeem the Bonds pursuant to the provisions of Section 2.03 of the

Indenture until the earlier of the following: (i) one year following the Initial Closing Date or (ii) six months following completion of the Project.

                                   ARTICLE IX

                                  MISCELLANEOUS

     SECTION 9.01. EXCESS PAYMENTS. Any amounts remaining in the Bond Fund and other funds established under the Indenture after payment in full of the Bonds (including interest and premiums, if any, thereon, and all other payments required under the Indenture and this Agreement), or provision for payment thereof having been made in accordance with the provisions of the Indenture, and payment of all other reasonable and necessary obligations incurred by the Issuer to pay for the Cost of the Project, including interest, premiums and other charges, if any, thereon, and the payment of Administration Expenses, shall belong to and be paid to the Company by the Trustee upon the written request of the Company.

     SECTION 9.02. NOTICES. All notices, certificates, requests or other communications hereunder shall be sufficiently given and shall be deemed given when mailed by registered or certified mail, return receipt requested (except as otherwise specified herein and in the Indenture), postage prepaid, addressed as provided in Section 15.05 of the Indenture. A duplicate copy of each notice, certificate, request or other communication given hereunder to the Issuer, the Company or the Trustee shall also be given to the others. The Company, the Issuer and the Trustee may, by notice given under this Section 9.02, designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

     SECTION 9.02. PARTIES INTERESTED. This Agreement shall inure to the benefit of the Issuer, the Company, the Trustee and the Registered Owner from time to time of the Bonds, and shall be binding upon the Issuer, the Company and their respective successors and assigns, subject to the limitation that any obligation or liability of the Issuer created by or arising out of this Agreement shall not be a general debt of the Issuer, but shall be payable by the Issuer solely out of the proceeds derived from this Agreement or the sale of the Bonds or income earned on invested funds as provided herein or in the Indenture.

     No covenant, stipulation, obligation or agreement contained in the Bonds, the Indenture or this Agreement shall be deemed or construed to be a covenant, stipulation, obligation or agreement of any present or future member, agent, or employee of the Issuer in his individual capacity, and neither the present or future members of the Issuer nor any official executing the Bonds shall be liable personally, for any breach or non-observance or failure to comply with the above mentioned covenants, stipulations, obligations, or on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof or by reason of the said covenants, stipulations, obligations or agreements, above mentioned. Nothing in the provisions of the Indenture or this Agreement or the Bonds shall obligate the Issuer, or any member, agent or employee thereof to expend any funds other than those available therefor, which are derived exclusively from the sale of said Bonds or from the Company or Trustee under the terms and provisions of this Agreement and the Indenture or those derived from the loan payments from the

Company. No present or future member, agent or employee of the Issuer shall incur any personal liability in acting or proceeding or in not acting or proceeding, in good faith, reasonably, under the provisions of the Bonds or the Indenture or this Agreement. If in or by or as a result of the execution of the Bonds or of the Indenture or this Agreement or any other document in connection with this transaction or any other related transaction, the Issuer or any member, agent or employee thereof shall become obligated in excess of or contrary to the provisions of the statutory authority granted by the Act then such excess or contrary obligation shall not be binding on or enforceable against the Issuer or any present or future member, agent, employee or official thereof.

     SECTION 9.04. AMENDMENT TO AGREEMENT. Except as otherwise provided in this Agreement or in the Indenture, subsequent to the initial issuance of a Series of Bonds and prior to payment or provision for the payment of such Bonds in full (including interest and premium, if any, thereon), in accordance with the provisions of the Indenture, and payment or provisions for the payment of other obligations incurred by the Issuer to pay the Cost of the Project including interest, premiums and other charges, if any, thereon, and payment or provisions for the payment of Administration Expenses, this Agreement may not be amended, changed, modified, altered or terminated without the prior written consent of the Trustee, the Senior Notes Trustee (unless such amendment is expressly permitted under the terms of the Senior Notes Indenture) and (a) the Registered Owners of at least sixty-six and two-thirds percent (66 2/3%) in aggregate principal amount of the Bonds then outstanding, or (b) in case less than all of the several Series of Bonds, if any, then outstanding are affected by the modifications or amendments, the Registered Owners of not less than sixty-six and two-thirds percent (66 2/3%) in aggregate principal amount of the Bonds of each Series so affected then outstanding; provided, however, that if such modification or amendment will, by its terms, not take effect so long as any Bonds of any specified Series remain outstanding, the consent of the Registered Owners of such Bonds shall not be required and such Bonds shall not be deemed to be outstanding for the purpose of any calculation of outstanding Bonds under this Section 9.04; provided, further, that no such amendment, change, modification, alteration or termination will reduce the percentage of the aggregate principal amount of outstanding Bonds the consent of the Registered Owners of which is a requirement for any such amendment, change, modification, alteration or termination. No amendment, change, modification, alteration or termination of this Agreement shall be made other than pursuant to a written instrument signed by the Issuer and the Company. This Agreement may be amended, changed, modified or altered without the consent of the Registered Owners of outstanding Bonds (i) to provide necessary changes in connection with the issuance of Additional Bonds and (ii) to cure any ambiguity or to cure, correct or supplement any inconsistent provision in this Agreement.

     SECTION 9.05. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original; but such counterparts shall together constitute but one and the same Agreement.

     SECTION 9.06. SEVERABILITY OF INVALID PROVISIONS. If any clause, provision or section of this Agreement shall be held illegal or invalid by any court, the invalidity of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof, and this Agreement shall be construed and enforced as if such illegal or invalid clause, provision or section had not been contained herein.

     SECTION 9.07. FURTHER ASSURANCES. The Company shall, at its expense, promptly and duly execute, acknowledge and deliver to the Trustee and the Issuer, as appropriate, such documents, instruments and assurances and take such further action as may from time to time be reasonably required or requested by the Trustee or the Issuer in order to more effectively carry out the intent and purposes of this Agreement, the Indenture and the Bonds issued thereunder, and the other instruments contemplated thereby.

     SECTION 9.08. GOVERNING LAW. This Agreement shall be governed as to validity, construction and performance by the laws of the State of Mississippi. Regardless of any provision in any other agreement, for purposes of the UCC, with respect to each Account, Mississippi shall be deemed to be the bank's jurisdiction (within the meaning of Section 9-304 of the UCC) and the securities intermediary's jurisdiction (within the meaning of Section 8-110 of the UCC). The Accounts shall be governed by the laws of the State of Mississippi.

..
     SECTION 9.09. REFERENCES TO SENIOR NOTES. All references in this Agreement to the Senior Notes, the Senior Notes Indenture and to any rights of the Senior Notes Trustee shall be effective only so long as any Senior Notes remain outstanding under the Senior Notes Indenture. Upon the payment of all of the Senior Notes in accordance with the provisions of the Senior Notes Indenture, all such references and all such rights shall be deemed null and void.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written on the cover page hereof.


(SEAL)                                              MISSISSIPPI BUSINESS FINANCE
                                                    CORPORATION

Attest

/s/ James Vernon Smith                              By: /s/ William T. Barry
-----------------------                                -------------------------
Secretary                                              Executive Director


                                                    PREMIER ENTERTAINMENT BILOXI
                                                    LLC


                                                    By: /s/ Joseph Billhimer
                                                       -------------------------
                                                    Title: President and COO

                            ACKNOWLEDGMENT OF COMPANY

STATE OF MISSISSIPPI
COUNTY OF HARRISON

     Personally appeared before me, the undersigned authority in and for the said county and state, on this 16th day of January, 2004, within my jurisdiction, the within named Joseph Billhimer who acknowledged that he/she is the President and COO of Premier Entertainment Biloxi LLC, a limited liability corporation organized and existing under the laws of the State of Delaware, and that for and on behalf of said limited liability company and as its act and deed, he/she executed the above and foregoing instrument, after first having been duly authorized by said limited liability company so to do.

                                      /s/ Donna J. Beal
                                      ------------------------------------------
                                      Notary Public

(SEAL)

My Commission Expires:

July 15, 2007
---------------------------

                            ACKNOWLEDGMENT OF ISSUER

STATE OF MISSISSIPPI

COUNTY OF HINDS

     Personally appeared before me, the undersigned authority in and for the said county and state, on this the 14th day of January, 2004, within my jurisdiction, the within named William T. Barry and James Vernon Smith, Sr., who acknowledged that they are the Executive Director and Secretary, respectively, of the Mississippi Business Finance Corporation, a Mississippi public corporation, and that for and on behalf of said corporation and as its act and deed, they executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

                                      /s/ Theresa Boyles Keys
                                      ------------------------------------------
                                      Notary Public

(SEAL)

My Commission Expires:

April 29, 2007
---------------------------

                                    EXHIBIT A

                           DESCRIPTION OF PROJECT SITE

The Project is located in the City of Biloxi, Harrison County, Mississippi, south of Highway 90 on real property bounded as follows:

On the East by Main Street,
On the West by the Windjammer Condominiums; and On the South by the Biloxi small craft harbor.

                                    EXHIBIT B

                             DESCRIPTION OF PROJECT

The Project consists of the acquisition, construction and installation of a hotel with at least 275 rooms, three restaurants and related land-based improvements in the City of Biloxi, Harrison County, Mississippi.

                                    EXHIBIT C

THIS NOTE AND THE RIGHTS OF THE HOLDER(S) OF THIS NOTE ARE SUBJECT TO THE TERMS OF THE AGREEMENT (AS HEREINAFTER DEFINED) PURSUANT TO WHICH THIS NOTE AND SUCH RIGHTS ARE MADE EXPRESSLY SUBORDINATE TO THE RIGHTS OF THE SENIOR NOTES TRUSTEE UNDER THE SENIOR NOTES INDENTURE AND THE HOLDERS OF THE SENIOR NOTES (EACH AS DEFINED THEREIN). EACH HOLDER OF THIS NOTE, BY ACCEPTANCE HEREOF, AGREES TO BE SUBJECT TO THE TERMS OF THE AGREEMENT.

                        PREMIER ENTERTAINMENT BILOXI LLC

                                SERIES 2004 NOTE

Date: ______________                                          $60,000,000
                                                      (Maximum Principal Amount)

                                                                     No. _______

     FOR VALUE RECEIVED Premier Entertainment Biloxi LLC, a limited liability corporation organized and existing under the laws of the State of Delaware(the "Company"), for value received, hereby promises to pay to the order of the Mississippi Business Finance Corporation (the "Issuer") or its assigns, the principal sum of up to Sixty Million Dollars ($60,000,000) together with interest on the unpaid principal balance thereof from the date hereof until fully and finally paid, and premium, if any, and all other amounts payable by the Company under the Agreement (as hereinafter defined). This Note shall bear interest at the prevailing rate or rates of interest on the Series 2004 Bonds except as otherwise provided hereunder.

     This Note has been executed under and pursuant to a Loan Agreement dated as of January 1, 2004 between the Issuer and the Company (the "Agreement") which Agreement is incorporated herein in its entirety by reference. This Note is issued to evidence the obligation of the Company under the Agreement to repay the loan made by the Issuer from the proceeds of its up to $60,000,000 Industrial Development Revenue Bonds, Series 2004 (Premier Entertainment Biloxi LLC Project) (the "Series 2004 Bonds"), together with interest thereon at the interest rate or rates as defined and set forth in the Indenture (as hereinafter defined), and all other amounts, fees, penalties and other payments of any kind required to be paid by the Company under the Agreement. The Agreement includes provisions for prepayment of this Note as a whole or in part as more particularly described in Section 2.03 of the Indenture. In the event that the terms of this Note conflict with the terms of the Indenture or the Agreement the terms of the Indenture or the Agreement shall control.

     The Agreement and this Note have been or will be assigned to Standard Federal-Corporate and Institutional trust, a division of LaSalle Bank National Association, as Trustee

(the "Trustee") pursuant to a Trust Indenture dated as of January 1, 2004 by and between the Issuer and the Trustee (the "Indenture"). Such assignment is made as security for the payment of the Bonds issued by the Issuer pursuant to the Indenture.

     As provided in the Agreement and subject to the provisions thereof, payments hereon are to be made at the Corporate Trust Office of the Trustee in an amount which, together with other moneys available therefor pursuant to the Indenture, will equal the amount payable as principal of, premium, if any, and interest on the Bonds outstanding on such due date.
     The Company shall make payments on this Note on the dates and in the amounts specified herein and in the Agreement and in addition shall make such other payments as are required to be made by the Company pursuant to the Agreement, the Indenture and the Series 2004 Bonds. Upon the occurrence of an Event of Default, as defined in the Indenture or the Agreement, all or a portion of the principal of, premium, if any, and interest on this Note may be declared immediately due and payable as provided in the Agreement. Upon any such declaration the Company shall pay all costs, disbursements, expenses and reasonable counsel fees of the Issuer and the Trustee in seeking to enforce their rights under the Agreement and this Note.

     The Company (a) waives diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest and (b) agrees that the time for payment of this Note may be extended at the sole discretion of the Trustee without impairing its liability hereon. Any delay on the part of the Issuer or the Trustee in exercising any right hereunder shall not operate as a waiver of any such right, and any waiver granted with respect to any default shall not operate as a waiver in the event of any subsequent or continuing default.

     This Note shall be governed and construed in accordance with the laws of the State of Mississippi.

     IN WITNESS WHEREOF, the undersigned has cause this Note to be executed in its name by its duly authorized officer as of the day and year first above written.

                                           PREMIER ENTERTAINMENT BILOXI LLC


                                           -------------------------------------
                                           By
                                           Title


[The following language will be contained on the face of the Note]

                                   ENDORSEMENT

     FOR VALUE RECEIVED, the rights of the Mississippi Business Finance Corporation in, under and to this Promissory Note are hereby assigned and made payable to Standard Federal-Corporate and Institutional trust, a division of LaSalle Bank National Association, as Trustee under the Indenture herein mentioned, without recourse.

(SEAL)                                          MISSISSIPPI BUSINESS FINANCE
                                                CORPORATION


By:                                             By:
   -------------------------------                 -------------------------
   Secretary                                       Executive Director

                                    EXHIBIT D
                    MISSISSIPPI BUSINESS FINANCE CORPORATION
                INDUSTRIAL DEVELOPMENT REVENUE BONDS, SERIES 2004
                   (PREMIER ENTERTAINMENT BILOXI, LLC PROJECT)
             IN THE AGGREGATE PRINCIPAL AMOUNT OF UP TO $60,000,000
                            REQUISITION NUMBER ______

Standard Federal-Corporate and Institutional Trust, a division of LaSalle Bank National Association
2600 West Big Beaver
Troy, Michigan 48048
Attention: Corporate Trust Department

Ladies and Gentlemen:

     The undersigned Company Representative of Premier Entertainment Biloxi LLC (the "Company") hereby authorizes and directs disbursements from the Construction Fund established pursuant to Section 5.01 of the Trust Indenture dated as of January 1, 2004 (the "Indenture") between the Mississippi Business Finance Corporation (the "Issuer") and Standard Federal-Corporate and Institutional trust, a division of LaSalle Bank National Association, as trustee (the "Trustee") in the amounts and to the entity set forth in Schedule I attached hereto.

     The undersigned hereby certifies that (i) the representations and warranties of the Company in the Bond Purchase Contract among the Issuer, the Company and Premier Finance Biloxi Corp. dated as of ___________, 2004 (the "Bond Purchase Contract") and in each of the Bond Documents are true and correct on the date hereof, (ii) the Company has performed all of its obligations under the Bond Purchase Contract and the statements made on behalf of the Company in the Bond Purchase Contract are true and correct on the date hereof, (iii) no default or event of default (as defined in any of the Bond Documents) has occurred or is continuing, and no event has occurred as of this date which, with the lapse of time or the giving of notice, or both, would constitute such a default or event of default, and (iii) each obligation, item of cost or expense mentioned herein has been properly incurred, is a proper charge against the Construction Fund and has not been the basis of any previous disbursement.

     Attached hereto as Schedule I are copies of invoices or other appropriate documentation supporting this payment or reimbursement. If any portion of the disbursement of funds from the Construction Fund referenced above is to be paid to the Company, attached hereto are evidence of the prior payment by the Company of such expenses.

         Terms not defined herein shall have the meanings set forth in, or by reference in, the Indenture, the Loan Agreement and the Bond Purchase Contract.

Dated:   ______________________
                                           Premier Entertainment Biloxi LLC

                                           By:
                                              ----------------------------------
                                                Company Representative

* * * *
Approved on _______________, ______________

Payment Made on _______________, __________

STANDARD FEDERAL-CORPORATE AND INSTITUTIONAL TRUST, A DIVISION OF LASALLE BANK NATIONAL ASSOCIATION,
AS TRUSTEE

By:
   -----------------------------
Title:
      --------------------------

                            SCHEDULE 1 TO REQUISITION
                                DATE:___________

                       PERMITTED LAND-BASED PROJECT COSTS

                 (iii) Increase/ (iv)                           (vi)                      (viii)
                 Decrease in     Total Amount                   Payments                  Aggregate        (ix)
(i)              Retainage       Payable      (v)               Under          (vii)      Accrued and      % of         (x)
Payee    (ii)    Amount Since    Under        Payments Under    Construction   Total      Unpaid Retainage Construction Amount
(name    Current Last            Construction Construction      Contract From  Payments   Amounts for      Contract     Earned to
and      Payment Disbursement    Contract     Contract Prior to and After      to Date    Construction     Work         Date [(vii)+
address) Amount  Request         Terms        Issuance Date     Issuance Date  [(v)+(vi)] Contract         Completed    (viii)]
------------------------------------------------------------------------------------------------------------------------------------
Line Item:________________________


TOTAL FOR
LINE ITEM

Line Item:________________________


TOTAL FOR
LINE ITEM

Line Item:________________________


TOTAL FOR
LINE ITEM